Acquisition	12 Months Ended
Dec. 31, 2023
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
Acquisition

Note 9 – Acquisition

On March 11, 2022, the Company acquired substantially all of the assets of Full Service Fueling (“Seller”), a mobile fueling service provider, for (a) a net amount of $321,250 cash after a credit of $3,750, and (b) 2,016 common shares, with a value of $50,000 based upon the quoted closing price. Further, the Purchase Agreement includes provisions wherein the Company agrees to utilize Seller’s affiliate Palmdale Oil Company, Inc. (“Palmdale”) as one if its main fuel suppliers throughout the state of Florida, with preferred pricing on all fuel purchases. Palmdale will also provide the Company with access to vehicle parking at their locations throughout the state in order to support the expansion of the Company’s mobile fueling business. This acquisition was considered an acquisition of a business under ASC 805.

A summary of the purchase price allocation at fair value is below:

Consideration paid
Cash	$321,250
Common stock	50,000

Fair value of consideration transferred	$371,250

Recognized amounts of identifiable assets acquired

Vehicles	153,000
Customer list	66,413
Loading rack license	58,857
Other identifiable intangibles	56,124
Total assets acquired	334,394

Goodwill	$36,856

The vehicles are being depreciated over their estimated useful lives. Goodwill of $36,856 is primarily related to factors such as synergies and market share. Goodwill is not deductible for tax purposes. Transaction costs related to the acquisition were not material.

All of the remaining intangibles, including goodwill, were deemed fully impaired at December 31, 2022. At December 31, 2023, the vehicles acquired are still in service.

EZFILL HOLDING, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2023 AND 2022